UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2019

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6080 Center Drive, Suite 1200, Los Angeles, California 90045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	ENT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On August 8, 2019, Global Eagle Entertainment Inc. (the “Company” or “we”) issued a press release (the “Press Release”) announcing its unaudited financial results for the second quarter ended June 30, 2019. We have furnished a copy of the Press Release as Exhibit 99.1 to this Current Report on Form 8-K.

Also on August 8, 2019, the Company will conduct a webcast to discuss the results of operations for the same period. We have provided the webcast details in the Press Release.

The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2019, the Company’s Board of Directors (the “Board”) appointed R. Jason Everett to serve as the Company’s Vice President and Chief Accounting Officer effective one day following the date the Company files its Quarterly Report on Form 10-Q for the quarter ended June 30, 2019.

Mr. Everett, age 44, previously served as Vice President, Corporate Controller and Treasurer at Webroot Inc. from June 2017 to July 2019. He also served as Vice President and Global Controller at Ciber, Inc. from September 2015 to June 2017. Prior to that, he held two roles at Newmont Mining Corporation (NYSE: NEM) between April 2013 and August 2015: Director of Financial Reporting and Technical Accounting and Director of Corporate Accounting. Earlier in his career, Mr. Everett held several senior management positions at various companies from 1996 to 2013. He has a BS in Accounting from Mount Saint Mary’s University, an MBA from University of Denver’s Daniels College of Business and is a Certified Public Accountant.

Everett Employment Letter Agreement

Pursuant to an employment letter agreement (the “Employment Agreement”) between the Company and Mr. Everett, Mr. Everett’s employment commenced on July 29, 2019 (“Employment Commencement Date”).

The Employment Agreement provides for the following:

•	Initial Annual Base Salary. Mr. Everett will receive an initial annual base salary of $250,000

•	Annual Cash Bonus Target. Mr. Everett will be eligible for an annual performance bonus under the Company’s Annual Incentive Plan with an initial target of 50% of his annual base salary.

•

Relocation Allowance. Mr. Everett will initially perform his employment duties at the Company’s offices in Los Angeles, California and will receive a relocation allowance (the “Relocation Allowance”). However, if Mr. Everett resigns for any reason prior to the one-year anniversary of the payment date of the Relocation Allowance, he has agreed to repay the Relocation Allowance in full.

•	Initial Equity Grants. Mr. Everett will receive the following initial equity awards:

•

RSUs. 83,333 “time-vesting” restricted stock units representing shares of the Company’s common stock (the “RSU Award”). The RSU Award will vest as follows: (i) 50% of the RSU Award vesting on the second anniversary of the vesting commencement date, (ii) 25% of the RSU Award vesting on the third anniversary of the vesting commencement date, and (iii) 25% vesting on the fourth anniversary of the vesting commencement date (subject to continuous employment through each vesting date).

•

PSUs. 41,667 time-vesting and “performance-based” restricted stock units representing shares of the Company’s common stock (the “PSU Award”). The PSU Award will vest as follows: (i) 50% of the PSU Award vesting on the second anniversary of the vesting commencement date, (ii) 25% of the PSU Award vesting on the third anniversary of the vesting commencement date, and (iii) 25% vesting on the fourth anniversary of the vesting commencement date (subject to continuous employment through each vesting date). The vesting of the PSU Award is further subject to the Company’s common stock achieving an average volume-weighted average price per share (“VWAP”) equal to or exceeding $4.00 for 45 consecutive trading days at any time on or prior to the fifth anniversary of the date the compensation committee of the Board (the “Compensation Committee”) granted the PSU Award.

•

$4 Goal Stock Options. 54,975 cash-settled stock options (“$4 Goal Stock Options”) representing the right to receive a cash payment on the exercise date equal to the value of a share of the Company’s common stock on the exercise date less the exercise price, multiplied by the number of shares for which the $4 Goal Stock Options are being exercised. The $4 Goal Stock Options will vest as follows: (i) 50% on the second anniversary of the vesting commencement date, (ii) 25% on the third anniversary of the vesting commencement date, and (iii) 25% on the fourth anniversary of the vesting commencement date (subject to continuous employment through each vesting date). The vesting of the $4 Goal Stock Options is further subject to the Company’s common stock achieving a VWAP equal to or exceeding $4.00 for 45 consecutive trading days at any time on or prior to the fifth anniversary of the date the Compensation Committee granted the $4 Goal Stock Options.

•

$8 Goal Stock Options. 109,951 cash-settled stock options (“$8 Goal Stock Options”) representing the right to receive a cash payment on the exercise date equal to the value of a share of the Company’s common stock on the exercise date less the exercise price, multiplied by the number of shares for which the $8 Goal Stock Options are being exercised. The $8 Goal Stock Options will vest as follows: (i) 50% on the second anniversary of the vesting commencement date; and (ii) 50% on the third anniversary of the vesting commencement date (subject to continuous employment through each vesting date). The vesting of the $8 Goal Stock Options is further subject to the Company’s common stock achieving a VWAP equal to or exceeding $8.00 for 45 consecutive trading days at any time on or prior to the seventh anniversary of the date the Compensation Committee granted the $8 Goal Stock Options.

The exercise price per share for the $4 Stock Options and $8 Stock Options is the per-share Nasdaq closing price on the date the Compensation Committee granted the awards.

•

Change in Control and Severance Benefits. Mr. Everett will be eligible to participate in the Company’s Change in Control and Severance Plan for Senior Management as a “Tier III” participant thereunder.

We qualify the foregoing summary of the Employment Agreement by reference to the full text of the Employment Agreement, a copy of which is filed as Exhibit 10.1 attached hereto and incorporated by reference herein.

Mr. Everett will become a party to a customary indemnity agreement that the Company enters into with its directors and executive officers. Except for the foregoing agreements, there are no arrangements or understandings between Mr. Everett and the Company or any other person pursuant to which he was appointed as its Chief Accounting Officer. There are no family relationships between Mr. Everett and any director or executive officer of the Company or any person that the Company has nominated or chosen to become a director or executive officer. There are also no transactions requiring disclosure under Item 404(a) of Regulation S-K in which Mr. Everett has an interest.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

	By:	/s/ Christian Mezger
Name: Christian Mezger
Title: Chief Financial Officer

Dated: August 8, 2019